UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

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SPARE BACKUP, INC.

(Exact name of Company as specified in its charter)

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Delaware	000-30587	23-3030650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Ironwood Drive, Minden, Nevada 89423

(Address of principal executive offices) (Zip Code)

(888) 525-4677

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1) Previous Independent Registered Public Accounting Firm

(i)	On September 26, 2013, Li and Company, PC (“Li and Company”) resigned as the independent registered public accounting firm of Spare Backup, Inc. (the “Company”).

(ii)	The reports of Li and Company on the consolidated financial statements of the Company as of December 31, 2012 and for the year then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)	During the Company’s most recent year ended December 31, 2012 and any subsequent interim periods through September 26, 2013 (the date of resignation), (a) there were no disagreements with Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li and Company, would have caused it to make reference thereto in its reports on the consolidated financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On September 30, 2013 the Company provided Li and Company with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Registered Public Accounting Firm

On September 30, 2013, the Company, upon the Board of Directors’ approval, engaged Kyle L. Tingle, CPA, LLC (“KLT”) as its new independent registered public accounting firm to audit and review the Company’s consolidated financial statements effective immediately. During the two (2) most recent years ended December 31, 2012 and 2011, and any subsequent period through the date hereof prior to the engagement of KLT neither the Company, nor someone on its behalf, has consulted KLT regarding:

(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Li and Company, PC dated October 3, 2013 to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spare Backup, Inc.

Date: October 07, 2013	By:	/s/ Cery Perle
Cery Perle, President, Chief Executive Officer and Director